THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUSES (MAY 1, 2015)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE LIFE

VARIABLE COMPLIFE®

VARIABLE JOINT LIFE

VARIABLE EXECUTIVE LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

CUSTOM VARIABLE UNIVERSAL LIFE

EXECUTIVE VARIABLE UNIVERSAL LIFE

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement amends certain information contained in the Prospectuses referenced above.

As of January 1, 2016, in the section titled, “The Funds – Neuberger Berman Advisers Management Trust”, the following section is amended as follows:

Neuberger Berman Advisers Management Trust The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Investment Advisers LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy	Neuberger Berman Investment Advisers LLC

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated February 22, 2016